UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT - September 13, 2004
                        (Date of Earliest Event Reported)



                                 SIX FLAGS, INC.

             (Exact name of registrant as specified in its charter)


                           Commission File No. 1-13703



               Delaware                                13-3995059
----------------------------------------  --------------------------------------
        (State of Incorporation)           (I.R.S. Employer Identification No.)

       11501 Northeast Expressway
         Oklahoma City, Oklahoma                         73131
----------------------------------------  --------------------------------------
(Address of Principal Executive Offices)               (Zip Code)

       Registrant's Telephone Number, Including Area Code: (405) 475-2500



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Item 1.01.    Entry into a Material Definitive Agreement.
----------    -------------------------------------------

              On September 13, 2004, the Board of Directors of Six Flags, Inc. authorized Six Flags to enter into an indemnity agreement (the "Indemnity Agreement") with each director and executive officer of Six Flags. The following summary of the form of Indemnity Agreement approved by the Board of Directors is qualified in its entirety by reference to the form of Indemnity Agreement filed herewith as Exhibit 10.1. References in this summary to indemnification are intended to include hold harmless and exoneration rights (unless otherwise noted).

              The form of Indemnity Agreement provides full indemnification for expenses, judgments, fines, penalties and amounts paid in settlement for the indemnitee who is a party to a covered proceeding brought by all persons other than Six Flags. The form of Indemnity Agreement also includes indemnification for the indemnitee who is not a party, but who, nonetheless, becomes a participant (as a witness or otherwise) in such a proceeding.

              The form of Indemnity Agreement also provides full indemnification for expenses incurred by reason of being a party to an action brought by or in the right of Six Flags, as well as indemnification for the indemnitee who is not a party, but who, nonetheless, becomes a participant (as a witness or otherwise) in such a proceeding. The form of Indemnity Agreement does not provide for indemnification of judgments, amounts paid in settlement and expenses for a proceeding in which the indemnitee was finally adjudged by a court to be liable to Six Flags.

              The form of Indemnity Agreement excludes from indemnification: (i) claims covered by any insurance policy or other indemnity provision, except with respect to any excess beyond the amount paid under such coverage; (ii) liability under Section 16(b) of the Exchange Act of 1934, as amended (the "Exchange Act"); and (iii) any covered proceeding commenced prior to a change of control by the indemnitee without prior approval of the Board of Directors, except a proceeding to enforce indemnification or advancement rights under the Indemnity Agreement.

              The form of Indemnity Agreement requires Six Flags to advance expenses incurred by the indemnitee to the fullest extent permitted by applicable law, in connection with any covered proceeding, including an action to enforce the indemnitee's right of advancement. The indemnitee is entitled to advancement of expenses regardless of the indemnitee's ability to repay the expenses, and the indemnitee is not required to reimburse any advancement until a final judicial determination is made with respect thereto.

Item 3.03.    Material Modification to Rights of Security Holders.
----------    ----------------------------------------------------

              On September 14, 2004, pursuant to approval by its Board of Directors, Six Flags entered into a Second Amended and Restated Rights Agreement by and between Six Flags and The Bank of New York, as rights agent, which effected certain modifications to Six Flags' existing Amended and Restated Rights Agreement, dated as of January 12, 1998, as amended (the "Original Rights Agreement"). The Second Amended and Restated Rights Agreement makes the following changes to the Original Rights Agreement:


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                  (i) eliminates in its entirety Section 11(g), which provided for an adjustment of the Exercise Price of the rights in the event of an extraordinary dividend;

                  (ii) eliminates each of the three occurrences of the parenthetical "(other than an Exempt Person)" in Section 13(a);

                  (iii) amends and restates the first sentence of Section 23(a) to read:

         The Company may, at its option, but only by the vote of a majority of the Board of Directors, redeem all but not less than all of the then outstanding Rights, at any time prior to the earlier of (i) the time any Person becomes an Acquiring Person or (ii) the Final Expiration Date, at a redemption price of $.01 per Right, subject to adjustments as provided in subsection (c) below (the "Redemption Price").

                  (iv) eliminates in its entirety Section 23(d), which provided that the Rights will expire upon consummation of a merger with a wholly owned subsidiary under Section 251(g) of the Delaware General Corporation Law, provided that the subsidiary has a substantially identical rights agreement in place; and

                  (v) eliminates the fourth sentence of Section 26, which read "This Agreement may be amended or supplemented at any time with the approval of a majority of the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock)."

              The Second Amended and Restated Rights Agreement also incorporates the changes effected in Amendment No. 1, dated as of May 18, 2004, to the Amended and Restated Rights Agreement, dated as of January 12, 1998.

              A copy of the Second Amended and Restated Rights Agreement is filed herewith as Exhibit 4.1

Item 5.03.   Amendments to Articles of Incorporation or Bylaws; Changes in
----------   -------------------------------------------------------------
             Fiscal Year.
             ------------

              On September 13, 2004, Six Flags' Board of Directors amended and restated Six Flags' by-laws. The amendment and restatement of the by-laws was effective immediately. The following summary of the provisions that were changed as a result of the amendment and restatement is qualified in its entirety by reference to the Amended and Restated By-laws filed herewith as Exhibit 3.1 (the "By-laws").


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
              Sections 3.2 and 3.7 of the By-laws have been amended to clarify, consistent with Sections 9.1 and 10.1 of the By-laws, that the Chairman or, in his absence, a person designated by the By-laws or by the Board of Directors, shall serve as chairman at all annual and special meetings of stockholders.

              Section 3.3 of the By-laws has been amended to vest the chairman of a stockholder meeting with the authority to adjourn any meeting of stockholders. This authority is concurrent with the authority of the stockholders to adjourn any meeting of stockholders (by the vote of a majority of the stockholders present at the meeting or represented by proxy).

              Section 3.3 has also been amended to provide that, once represented at a meeting of stockholders, a share shall be deemed to be present for quorum purposes for the remainder of the meeting, including any adjourned meeting, unless a new record date is set. Section 3.3, as amended, further provides that if a new record date is set for an adjourned meeting, notice must be given to stockholders.

              Section 3.6 of the By-laws has been amended to require that a complete list of stockholders entitled to vote at any annual meeting or special meeting of stockholders be prepared and filed in the office of Six Flags at least ten days before the meeting, and be open for examination by any stockholder for any purpose germane to the meeting at all times during the usual hours of business at the office of Six Flags on such days. The by-laws previously in effect required a complete list of stockholders entitled to vote at any annual meeting of stockholders be prepared and filed in the office of Six Flags at least ten days before the meeting, and be open for examination by any stockholder at such places and on such days. As amended, Section 3.6 also provides that, except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of stockholders or the books of Six Flags, or to vote in person or by proxy at any meeting of stockholders.

              The By-laws have been amended to add: (i) a new Section 3.11, which sets forth advance-notice provisions governing nominations of candidates for election to the Board of Directors and proposal of other business to be considered by Six Flags stockholders at any annual or special meeting of stockholders; (ii) a new Section 3.12, which governs the setting of a record date for actions other than stockholder action by written consent; and (iii) a new Section 3.13, which establishes a procedure for setting a record date for stockholder action by written consent.

              Sections 25.2, 25.3, 25.4, 25.10, 25.11, 25.12, 25.13 and 25.14
have been amended to require Six Flags to "hold harmless", as well as indemnify, the beneficiaries of Article XXV of the By-laws (subject to the limitations set forth in that Article). Under the by-laws previously in effect, Six Flags was only required to indemnify the beneficiaries of Article XXV of the By-laws (subject to the limitations set forth in that Article).


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
              Section 25.8 of the By-laws has been amended to expressly permit Six Flags to indemnify and hold harmless a current or former director of Six Flags from and against expenses incurred by him or her in an action or claim brought, with the prior authorization of the Board of Directors, against Six Flags.

              Section 25.10 of the By-laws has been amended to provide that, for purposes of Article XXV, references to Six Flags shall include any constituent corporation absorbed in a consolidation or merger with Six Flags to the extent that such constituent corporation, if its separate existence had continued, would have had "power and authority" to indemnify and hold harmless a person who was a director or officer of such constituent corporation. Under the by-laws previously in effect, references to Six Flags included any constituent corporation to the extent that such constituent corporation, if its separate existence had continued, would have been "obligated" to indemnify a person who was a director or officer of such constituent corporation.

              Sections 25.12 and 25.13 of the By-laws have been amended to expressly permit Six Flags to enter into indemnification agreements that provide indemnification, hold harmless and/or exoneration rights with covered persons, whether or not such rights are on the same or different terms than provided for by Article XXV of the By-laws.

              Section 25.13 of the By-laws has also been amended to reduce Six Flags' obligation, if any, to indemnify, to hold harmless, to exonerate or to reimburse or advance expenses to any person who was or is serving at its request as a director, officer, employee or agent of another entity by any amount such person may collect as indemnification, holding harmless, exoneration or reimbursement or advancement of expenses from such other entity.

Item 9.01      Financial Statements and Exhibits.
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         (c) Exhibits

Exhibit No.    Description
-----------    -----------

3.1            Amended and Restated By-laws of Six Flags, Inc.

4.1 Second Amended and Restated Rights Agreement, by and between, Six Flags, Inc. and The Bank of New York, dated as of September 14, 2004.

10.1           Form of Indemnity Agreement.



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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SIX FLAGS, INC.



                                           By:  /s/ James M. Coughlin
                                                --------------------------------
                                                Name:  James M. Coughlin
                                                Title: Vice President,
                                                       General Counsel and
                                                       Assistant Secretary



Date:  September 15, 2004





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                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

3.1                 Amended and Restated By-laws of Six Flags, Inc.

4.1 Second Amended and Restated Rights Agreement, by and between, Six Flags, Inc. and The Bank of New York, dated as of September 14, 2004.

10.1                Form of Indemnity Agreement.






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